Filed Pursuant to Rule 497
File Nos. 333-214851 and 811-23216

FS SERIES TRUST

Supplement dated July 27, 2017 to the

FS Multi-Strategy Alternatives Fund

Prospectus, dated April 27, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Multi-Strategy Alternatives Fund (the “Fund”), dated April 27, 2017 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 26 of the statutory Prospectus before you decide to invest in the Fund’s Shares.

Shareholder’s Guide

This supplement supplements and amends the section of the Prospectus entitled “Shareholder’s Guide—Purchases—Minimum Investment Requirements—Class I Shares” by adding the following sentence immediately after the second sentence thereof:

The Fund may also permit a financial intermediary to waive the initial minimum per shareholder for Class I shares for financial intermediaries with clients of a registered investment adviser purchasing Fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients.

This supplement supplements and amends the section of the Prospectus entitled “Shareholder’s Guide—Purchases” by adding the following immediately after the last paragraph of such section:

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A Shares initial sales charge under certain circumstances. You can combine Class A Shares you already own with your current purchase of Class A Shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

•	Officers, directors, trustees and employees of the adviser, sub-advisers and their respective affiliates;

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;

•	Immediate family members of all such persons as described above;

•	Financial intermediary supermarkets and fee-based platforms; and

•	Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Right of Accumulation

You may purchase Class A Shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Aggregating Accounts

To take advantage of lower Class A Shares initial sales charges on large purchases or through the exercise of right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own accounts(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.